Exhibit 10.4

SALES AGREEMENT

between

HPT TA PROPERTIES LLC

as Purchaser,

and

TA OPERATING LLC,

as Seller

June 23, 2015

SALES AGREEMENT

THIS SALES AGREEMENT is made and entered into as of June 23, 2015 (the “Effective Date”) between HPT TA Properties LLC, a Maryland limited liability company, together with any of its successors and assigns as expressly permitted hereunder, as purchaser (“Purchaser”), and TA Operating LLC, a Delaware limited liability company, as seller (“Seller”).

PRELIMINARY STATEMENTS

Purchaser and Seller are parties, among others, to that certain Transaction Agreement, dated as of June 1, 2015 (the “Transaction Agreement”), pursuant to which Seller agreed to sell and Purchaser agreed to purchase the Property (this and other capitalized terms used and not otherwise defined herein shall have the meaning given such terms in Article 1), subject to and in accordance with the terms and conditions in the Transaction Agreement and as hereinafter set forth.

NOW, THEREFORE, it is agreed:

ARTICLE 1
DEFINITIONS

1.1          Capitalized Terms.  Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below and such definitions shall apply equally to the singular and plural forms of such terms.

“Agreement”:  this Sales Agreement, together with all exhibits attached hereto.

“Closing”:  the closing and consummation of the purchase and sale transaction contemplated by this Agreement.

“Improvements”:  collectively, all buildings, structures and other improvements of every kind including, but not limited to, underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures situated upon the Land.

“Intangible Property”:  collectively, all transferable or assignable permits, certificates of occupancy, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character related to the ownership, and not the operation, of the Land and Improvements, but only to the extent the foregoing is assignable without cost to Seller.

“Internal Revenue Code”:  the Internal Revenue Code of 1986, as amended and in effect from time to time, and including the applicable Treasury Regulations thereunder.

“Land”:  collectively, all of Seller’s right, title and interest in and to the parcel or parcels of land described in Exhibit A together with all easements and appurtenances related thereto.

“Permitted Encumbrances”:  collectively, applicable zoning, subdivision, building and other land use laws and regulations; liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent; all matters shown on or referenced in the Title Commitment which are reasonably acceptable to Purchaser; and all matters shown on the Survey which are reasonably acceptable to Purchaser.

“Property”:  collectively, all of Seller’s right title and interest in and to the Real Property and/or the Intangible Property.

“Purchase Price”:  Seven Million Four Hundred Thirty Four Thousand and 00/100 Dollars ($7,434,000.00).

“Purchaser”:  the meaning given such term in the preamble of this Agreement.

“Real Property”:  collectively, the Land and the Improvements.

“Seller”:  the meaning given such term in the preamble of this Agreement.

“Survey”:  the ALTA/ACSM land title survey of the Real Property prepared by Williams & Works and dated May 5, 2011.

“Title Commitment”:  the title commitment for the Real Property issued by the Title Company and dated April 2, 2015.

“Title Company”:  First American Title Insurance Company.

ARTICLE 2
PURCHASE AND SALE; CLOSING

2.1          Purchase and Sale.  In consideration of the payment of the Purchase Price by Purchaser to Seller as herein provided and for other good and valuable consideration, Seller shall sell the Property to Purchaser, and Purchaser shall purchase the Property from Seller, subject to and in accordance with the terms and conditions of this Agreement.

2.2          Closing.  The purchase and sale of the Property shall be consummated contemporaneously with the execution of this Agreement.

2.3          Purchase Price.  The purchase price to be paid by Purchaser to Seller for the Property shall be the Purchase Price.

2.4          IRS Real Estate Sales Reporting.  Seller shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Internal Revenue Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Internal Revenue Code.

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ARTICLE 3
CLOSING OBLIGATIONS

3.1          Seller’s Closing Obligations.  On the Effective Date, Seller shall deliver to Purchaser:

(i)        A good and sufficient deed with covenants against grantor’s acts, or its local equivalent, in proper statutory form for recording, duly executed and acknowledged by Seller, conveying good and marketable fee simple title to the Real Property, free from all liens and encumbrances other than the Permitted Encumbrances;

(ii)       A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit B, duly executed by TravelCenters of America LLC;

(iii)      An executed counterpart amendment of the Amended and Restated TA Lease as contemplated by the Transaction Agreement; and

(iv)      Such other conveyance documents, certificates, deeds, affidavits and other instruments as Purchaser, Seller or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions in the area in which the Real Property is located.

3.2          Assignment and Assumption of Intangible Property and Indemnity.  Seller hereby assigns to Purchaser all of Seller’s right, title and interest in and to the Intangible Property to the extent first arising from and after the Effective Date.  Purchaser hereby assumes all of Seller’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  Purchaser hereby agrees to perform all of Seller’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  In each case, subject to any lease or other agreement between Seller and Purchaser that may otherwise allocate responsibilities, Purchaser shall indemnify, defend and hold harmless Seller from and against any and all losses, costs, damages, demands, expenses, fees, fines, including reasonable attorneys’ fees (“Losses”) arising from the Intangible Property to the extent first arising from and after the Effective Date and Seller shall indemnify, defend and hold harmless Purchaser from and against any and all Losses arising from the Intangible Property to the extent first arising prior to the Effective Date.

3.3          Purchaser’s Closing Obligation.  On the Effective Date, Purchaser shall pay the Purchase Price to Seller by wire transfer of immediately available funds as instructed by Seller and shall deliver an executed counterpart amendment of the Amended and Restated TA Lease as contemplated by the Transaction Agreement.

ARTICLE 4
PRORATIONS

4.1          Proration Items.  Inasmuch as Seller will be leasing the Property from Purchaser on and after the Effective Date, all customary and usual prorations, including for ad valorem real estate taxes, personal property taxes, assessments or special assessments, water, gas, electric or

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other utilities,  shall be made for the account of Seller as seller under this Agreement or as the tenant under the lease being entered into by Seller and Purchaser.

4.2          Survival.  The obligations of the parties under this Article 4 shall survive the Closing.

ARTICLE 5
MISCELLANEOUS

5.1          Like-Kind Exchange.  Seller may elect to effectuate the transaction contemplated by this Agreement as part of a forward like-kind exchange in accordance with Section 1031 of the Internal Revenue Code.  In furtherance of the foregoing and notwithstanding anything contained in this Agreement to the contrary, Seller may assign its rights under this Agreement to a “qualified intermediary” in order to facilitate a forward like kind exchange under Section 1031 of the Internal Revenue Code, and Purchaser agrees to execute an instrument acknowledging and consenting to the same; provided, however, such assignment shall not relieve Seller of any of its obligations hereunder.

5.2          Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts.

5.3          Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

5.4          No Third Party Beneficiaries.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.  This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

5.5          Entire Agreement.  This Agreement and the Transaction Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

5.6          Merger.  Except with respect to the any obligation expressly stated to survive the Closing, none of the terms or provisions of this Agreement shall survive the Closing, and the payment of the Purchase Price and delivery of the deed and other closing documents at the

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Closing shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Seller and/or Purchaser to be performed hereunder.

5.7          Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any such counterparts or signatures may be delivered by facsimile or e-mail (in .pdf format), and any counterparts or signatures so delivered shall be deemed an original counterpart or signature for all purposes related to this Agreement.

5.8          Section and Other Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

5.9          Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

5.10        Survival.  The provisions of this Article 5 shall survive the Closing.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed as a sealed instrument as of the date first above written.

PURCHASER:

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

SELLER:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Name: Mark R. Young
Title: Executive Vice President

[Signature Page to Sales Agreement — Porter, IN]

Exhibit A

Legal Description

PARCEL 1:

A PART OF THE SOUTHWEST QUARTER AND SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 37 NORTH, RANGE 6 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN PORTER COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT 1528.4 FEET EAST OF AND 285.0 FEET NORTH OF THE SOUTHWEST CORNER OF SECTION 34, THENCE NORTH PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 34, 109.02 FEET, THENCE NORTHEASTERLY 1164.41 FEET ALONG AN ARC TO THE LEFT AND HAVING A RADIUS OF 5609.58 FEET AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF NORTH 74 DEGREES 09 MINUTES 05 SECONDS EAST AND A LENGTH OF 1162.32 FEET TO A POINT ON THE EAST LINE OF SAID QUARTER SECTION, SAID POINT BEING 729.17 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 34, THENCE NORTH ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER 1070.83 FEET TO A POINT 1800.0 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 34; THENCE SOUTH 89 DEGREES 13 MINUTES EAST PARALLEL WITH THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SECTION 34, A DISTANCE OF 335.0 FEET; THENCE NORTH 0 DEGREES 02 MINUTES EAST, PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER OF SECTION 34, A DISTANCE 233.14 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 58 MINUTES WEST, A DISTANCE OF 628.56 FEET TO THE CURVED CENTERLINE OF U. S. ROUTE NO. 20; THENCE NORTHEASTERLY ALONG SAID CURVED CENTERLINE A DISTANCE OF 832.91 FEET TO THE POINT OF TANGENCY, CHORD OF SAID CURVE BEARS NORTH 46 DEGREES 08 MINUTES 00 SECONDS EAST, A DISTANCE OF 829.98 FEET; THENCE NORTH 37 DEGREES 50 MINUTES EAST, CONTINUING ALONG THE CENTERLINE OF U. S. ROUTE NO. 20, A DISTANCE OF 49.80 FEET; THENCE SOUTH 0 DEGREES 02 MINUTES WEST, PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER, A DISTANCE 614.86 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THAT PART OF THE SOUTHWEST 1/4 AND THE SOUTHEAST 1/4 OF SECTION 34, TOWNSHIP 37 NORTH, RANGE 6 WEST OF THE SECOND PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT 1528.4 FEET EAST OF AND 285.0 FEET NORTH OF THE SOUTHWEST CORNER OF SECTION 34 AFORESAID; THENCE NORTH PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4 OF SECTION 34, AFORESAID, 109.02 FEET FOR A POINT OF BEGINNING; THENCE NORTHEASTERLY 1164.41 FEET ALONG AN ARC TO THE LEFT AND HAVING A RADIUS OF 5609.58 FEET AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF NORTH 74 DEGREES 09 MINUTES 05 SECONDS EAST AND A LENGTH OF 1162.32 FEET TO A POINT IN THE EAST LINE OF SAID 1/4 SECTION, SAID POINT BEING 729.17 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SECTION 34, AFORESAID; THENCE NORTH ALONG THE EAST LINE OF SAID SOUTHWEST 1/4 1070.23 FEET TO A POINT 1800.00 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SECTION 34; THENCE SOUTH 89 DEGREES 13 MINUTES EAST PARALLEL WITH THE SOUTH LINE OF THE SOUTHEAST 1/4 OF SECTION 34, A DISTANCE OF 335.00 FEET; THENCE NORTH PARALLEL WITH THE WEST LINE OF THE SOUTHEAST 1/4 OF SECTION 34,

AFORESAID, 848.00 FEET TO THE CENTER LINE OF U.S. ROUTE 20; THENCE SOUTH 37 DEGREES 50 MINUTES WEST ALONG THE CENTER LINE OF SAID ROAD 49.8 FEET TO A POINT OF CURVE; THENCE CONTINUING ALONG THE CENTER LINE OF SAID ROAD BY A 2 DEGREE CURVE TO THE RIGHT 988.14 FEET TO A POINT OF TANGENCY, THENCE SOUTH 57 DEGREES 29 MINUTES WEST 832.12 FEET TO A LINE 1528.4 FEET EAST OF THE WEST LINE OF THE SOUTHWEST 1/4 OF SECTION 34 AFORESAID; THENCE SOUTH PARALLEL WITH SAID WEST LINE 1091.78 FEET TO THE POINT OF BEGINNING, IN PORTER COUNTY, INDIANA.

EXCEPTING THEREFROM THAT PART DESCRIBED AS FOLLOWS:

A PART OF THE SOUTHWEST 1/4 AND SOUTHEAST 1/4 OF SECTION 34, TOWNSHIP 37 NORTH, RANGE 6 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN PORTER COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT 1528.4 FEET EAST OF AND 285.0 FEET NORTH OF THE SOUTHWEST CORNER OF SECTION 34, THENCE NORTH PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 34, 109.02 FEET, THENCE NORTHEASTERLY 1164.41 FEET ALONG AN ARC TO THE LEFT AND HAVING A RADIUS OF 5609.58 FEET AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF NORTH 74 DEGREES 09 MINUTES 05 SECONDS EAST AND A LENGTH OF 1162.32 FEET TO A POINT ON THE EAST LINE OF SAID QUARTER SECTION, SAID POINT BEING 729.17 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 34, THENCE NORTH ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER 1070.83 FEET TO A POINT 1800.0 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 34; THENCE SOUTH 89 DEGREES 13 MINUTES EAST PARALLEL WITH THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SECTION 34, A DISTANCE OF 335.0 FEET; THENCE NORTH 0 DEGREES 02 MINUTES EAST, PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER OF SECTION 34, A DISTANCE 233.14 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 58 MINUTES WEST, A DISTANCE OF 628.56 FEET TO THE CURVED CENTERLINE OF U. S. ROUTE NO. 20; THENCE NORTHEASTERLY ALONG SAID CURVED CENTERLINE A DISTANCE OF 832.91 FEET TO THE POINT OF TANGENCY, CHORD OF SAID CURVE BEARS NORTH 46 DEGREES 08 MINUTES 00 SECONDS EAST, A DISTANCE OF 829.98 FEET; THENCE NORTH 37 DEGREES 50 MINUTES EAST, CONTINUING ALONG THE CENTERLINE OF U. S. ROUTE NO. 20, A DISTANCE OF 49.80 FEET; THENCE SOUTH 0 DEGREES 02 MINUTES WEST, PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER, A DISTANCE 614.86 FEET TO THE POINT OF BEGINNING.

EXHIBIT B

Form of FIRPTA Certificate

(See attached)

FIRPTA CERTIFICATE

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. federal income tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TravelCenters of America LLC, a Delaware limited liability company (“Transferor”), pursuant to the Sales Agreement, dated as of [•], 2015, between TA Operating LLC and [HPT entity] (“Transferee”), Transferor hereby certifies to Transferee the following:

1.                                      Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations thereunder);

2.                                      Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

3.                                      TA Operating LLC, which has legal title to one or more transferred U.S. real property interests under local law, is disregarded as an entity separate from Transferor for U.S. federal income tax purposes;

4.                                      Transferor’s U.S. employer identification number is 20-5701514; and

5.                                      Transferor’s office address is 24601 Center Ridge Road, Westlake, OH 44145.

The undersigned and Transferor understand that this certificate may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Remainder of page intentionally left blank; signature page follows.]

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

TravelCenters of America LLC

By:
Name:
Title:

Date:  [•], 2015